EXHIBIT 31.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Michael O’Neill, certify that:
     1. I have reviewed this report on Form 10-K/A of Mentor Corporation;
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
Date: July 29, 2008

/s/ Michael O’Neill
Michael O’Neill
Chief Financial Officer